EXHIBIT 10.15b
Execution Version

AMENDMENT NO. 1 TO EIGHTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 1 to EIGHTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 23, 2020, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), the Purchasers and Purchaser Agents signatories hereto, and BANK OF MONTREAL, as the agent (the “Agent”).
R E C I T A L S
A.    The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Eighth Amended and Restated Receivables Purchase Agreement dated as of December 18, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    Pursuant to and in accordance with Section 6.1 of the Agreement, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendment to Agreement. The Agreement is hereby amended as follows:
2.1.    Each of the parties hereto agrees that any Receivable which complies with Schedule I - Curtailment Deferral Plan hereto (subject to the requirements specified in such schedule) shall constitute an Eligible Receivable notwithstanding that such Receivable (x) does not comply with clauses (n) or (o) of the definition of Eligible Receivable or (y) would otherwise constitute a Receivable described in clause (viii) of the definition of Special Concentration Percentage, in each case, solely to the extent such Receivable participates in such Curtailment Deferral Plan.
2.2.    Clause (b)(3) of Section 1.4 of the Agreement (Allocation of the Seller’s Share of the Collections Prior to Termination Date) is amended as follows:
(3)    third, (i) until each of the Purchasers otherwise consents in writing, either, as specified by the Seller or Servicer, (x) to be retained in the Deposit Accounts or Liquidation Account until the following Business Day for distribution pursuant to Section 1.4(b) or 1.4(e), as applicable, on such following Business Day or (y) to be distributed to repay the Investment of the Participation of the Purchasers pursuant to Section 1.4(f) or (ii) following receipt of consent in writing from each of the Purchasers, to the Seller.

2.3.    Clause (c)(10) of Section 1.4 of the Agreement (Daily Purchaser Share Allocation) is amended as follows:
(10)    tenth, (i) until each of the Purchasers otherwise consents in writing, either, as specified by the Seller or Servicer, (x) to be retained in the Deposit Accounts or Liquidation Account until the following Business Day for distribution pursuant to Section 1.4(c) or 1.4(e), as applicable, on such following Business Day or (y) to be distributed to repay the Investment of the Participation of the Purchasers pursuant to Section 1.4(f) or (ii) following receipt of consent in writing from each of the Purchasers, to the Seller but only to the extent no Paydown Day exists or would result from such distribution.
2.4.    Each of the parties hereto agrees that, until consented to in writing by each of the Purchasers, only obligations described in clauses (i) (overnight obligations of the United States of America) and (ii) (time deposits maintained at financial institutions rated at the time of investment not less than A-1 by S&P and P-1 by Moody’s) shall constitute Permitted Investments.
2.5.    Clause (o) of Exhibit IV is amended to add the following to the beginning of such clause: “Notwithstanding the following, no Restricted Payments shall be permitted to be made by the Seller following the execution of Amendment No.1 of this Agreement until each of the Purchasers consents in writing thereto.”
3.    Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent, the Purchasers and the Purchaser Agents as follows:
(a)    Representations and Warranties. The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing.
4.    Effectiveness. This Amendment shall become effective upon the receipt by the Agent of each of the counterparts of this Amendment executed by each of the parties hereto.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.
8.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
9.    Reaffirmation of Performance Guaranty. By signing below, KAR Auction Services, Inc. reaffirms its obligations under the Performance Guaranty after giving effect to this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AFC FUNDING CORPORATION, as Seller

By: /s/ Amy Wirges
Name: Amy Wirges
Title: Senior VP of Finance & Treasurer

AUTOMOTIVE FINANCE CORPORATION,
as Servicer
By: /s/ Amy Wirges
Name: Amy Wirges
Title: Senior VP of Finance & Treasurer

AFC Amendment No. 1 to Eighth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser
By: /s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President

BMO CAPITAL MARKETS CORP., as Purchaser
Agent for Fairway Finance Company, LLC and Bank of Montreal
By: /s/ John Pappano
Name: John Pappano
Title: Managing Director

AFC Amendment No. 1 to Eighth A&R RPA

BANK OF MONTREAL, as Agent

By: /s/ Karen Louie
Name: Karen Louie
Title: Director

BANK OF MONTREAL, as Purchaser

By: /s/ Karen Louie
Name: Karen Louie
Title: Director

AFC Amendment No. 1 to Eighth A&R RPA

ROYAL BANK OF CANADA, as Purchaser Agent for Thunder Bay Funding, LLC
By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

By: /s/ Lisa Wang
Name: Lisa Wang
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Purchaser

By: Royal Bank of Canada,
its attorney-in-fact

By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser and Purchaser Agent for itself

By: /s/ Lawrence Beller
Name: Lawrence Beller
Title: Senior Vice President

TRUIST BANK (as successor to SunTrust Bank), as Purchaser and as Purchaser Agent for itself

By: /s/ Ileana Chu
Name: Ileana Chu
Title: SVP

AFC Amendment No. 1 to Eighth A&R RPA

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Purchaser and as Purchaser Agent for itself

By: /s/ Brian Gardner
Name: Brian Gardner
Title: Managing Director

JPMORGAN CHASE BANK N.A., as Purchaser Agent for Chariot Funding LLC

By: /s/ Cameron Milligan
Name: Cameron Milligan
Title: Executive Director

CHARIOT FUNDING LLC, as a Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-
fact

By: /s/ Cameron Milligan
Name: Cameron Milligan
Title: Executive Director

Acknowledged and Agreed:

KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By: /s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: EVP & Chief Financial Officer

AFC Amendment No. 1 to Eighth A&R RPA

Schedule I- Curtailment Deferral Plan

In an effort to assist customers who are experiencing cash flow issues due to the impact of COVID-19, AFC will be offering a Curtailment Deferral Plan. Effective March 23, 2020, any vehicles due for curtailment from March 16, 2020 through May 31, 2020 may be curtailed with the payment for principal, fees, and interest deferred until each customer’s first contracted curtailment following May 31, 2020 (all deferred amounts will be due on such Curtailment Date).

The following guidelines are in place:
•    Dealers will have the ability to make a payment against principal if they so choose
•    Sold units are still required to be paid according to current policy

•	Units due for payment prior to March 16, 2020 or that are currently past due are not eligible

•	Any vehicles being requested for additional curtailments outside of contracted terms will require Regional Director approval
• No fees, including curtailment fees, are being waived
•    Dealers will not be eligible if:
o    they have sold out of trust (SOT) units;
o    they have repo units; or
o    if AFC has taken legal action against them